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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange Act of 1934.

                                October 25, 2002
                Date of Report (Date of earliest event reported)

                        Commission file number 333-74952
                        --------------------------------

                               WENTWORTH II, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                         84-1581779
(State  or  other  jurisdiction  of     (I.R.S.  Employer  Identification  No.)
incorporation  or  organization)

              650 South Cherry Street, Suite 420, Denver, CO, 80246
              -----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)

                                 (303) 320-1870
                                 --------------
              (Registrant's telephone number, including area code)

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Item  4.  Changes  in  Registrant's  Certifying  Accountant.

     (a) On October 25, 2002, Wentworth II, Inc. (the "Company") dismissed Goldstein Golub Kessler LLP ("GGK") as its independent certified public accountants. The decision was approved by the Board of Directors of the Company.

     During the most recent fiscal year (which was the first year of the Company's operation), the accountant's reports on the financial statements contained no adverse opinions or disclaimers of opinion, nor were they modified as to audit scope or accounting principles. The accountant's reports contained an explanatory paragraph describing going concern contingencies.

     During the most recent fiscal year and the interim period preceding the dismissal of GGK, there were no disagreements with GGK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject of that disagreement in its reports on the Company's financial statements.

     The Company requested that GGK furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the Company's statements in this Item 4 (a). A copy of the letter furnished by GGK in response to that request, dated November 6, 2002, is filed as Exhibit
16.1  to  this  Form  8-K.

     (b) On October 30, 2002, Hein & Associates, LLP ("Hein") was engaged as the Company's new independent accountants. During the two most recent fiscal years and the interim period preceding the engagement of Hein, the Company has not consulted with Hein regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (11) any matter that was either the subject of a disagreement or event identified in paragraph (a) (1) (iv) of Item 304 of Regulation S-B.

Item  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits:

     The  following  exhibits  are  filed  as  part  of  this  report:

Exhibit  Number     Description
---------------     -----------
Letter  from Goldstein Golub Kessler LLP regarding change
                    in certifying accountant.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Wentworth  II,  Inc.
                              --------------------
                              (Registrant)

                              By:
                                   --------------------------------
                                   Kevin  R.  Keating
                                   Chairman  &  Chief  Executive  Officer

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                    EXHIBIT  INDEX
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Exhibit  No.     Document
------------     --------

16.1             Letter  from  Goldstein  Golub  Kessler  LLP  dated
                 November  6, 2002 regarding change in certifying accountant.

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